UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 26, 2021

Date of Report

(Date of earliest event reported)

Commission file number: 000-53994

LZG INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

FLORIDA (State or other jurisdiction of incorporation or organization)	98-0234906 (I.R.S. Employer Identification No.)
2157 S. LINCOLN STREET, SUITE 401, SALT LAKE CITY, UTAH (Address of principal executive offices)	84106 (Zip code)
Registrant's telephone number, including area code: (801) 323-2395

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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TABLE OF CONTENTS

Section 2 – Financial Information

Item 2.01	Completion of Acquisition of Disposition of Assets	2

Section 3 – Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities	6

Section 5 – Corporate Governance and Management

Item 5.06	Change in Shell Company Status	6

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits	7

SPECIAL NOTE ABOUT FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K (“Current Report”) filed by LZG International, Inc. ((“LZG International” or “the Company”) with the Securities and Exchange Commission (the “SEC”) contains or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, management; as well as estimates and assumptions made by management. When used in this report, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to the Company or management, identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors “) relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Company believes that the expectations reflected in the forward-looking statements are reasonable; the Company cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the financial statements and the related notes that are filed herein.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported, on October 23, 2021, LZG International entered into an IT Asset Contribution Agreement (“IT Contribution Agreement”) with FatBrain, LLC, a Delaware limited liability company (“FatBrain”), to effect the acquisition of FatBrain's intellectual property assets, including patents, patents pending, patents in preparation, proprietary technology, development plans, and contractual rights (“IT Assets”). Pursuant to the terms of the IT Contribution Agreement, LZG International issued 10,000,000 shares of common stock, valued at $0.001, to FatBrain as consideration for the FatBrain asset contribution to LZG International. As a result of this transaction, LZG International acquired assets and has operations related to the FatBrain technology.

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Business Operations

The FatBrain IT Assets include software that uses artificial intelligence (“AI”) to help companies automate enterprise decision cycles to learn, explain and intervene for better outcomes across all business interactions. The software continuously learns from historical transactions, incumbent models and in-house expert teams to deliver a unified framework binding structured and unstructured data in text, numerical, network/graph and video formats. The technology leverages modern advances in machine learning and cloud economics to enable sustained operational advantages of: (i) simplicity with smaller, denser models using vector embeddings, (ii) auditability with explainable, trusted quantification and de-biasing using blockchain, (iii) quality work with noisy, sparse, imbalances or missing date using generative autoencoders, and (iv) technology using transfer and active learning. We have initiated the commercialization of the technology and we have spoken to several potential clients.

FatBrain's AI and machine learning (ML) software is differentiated across three key areas of automation:

1.	Data integration enabling formation and exploitation of a unified asset unique to each enterprise featuring learned business drivers and exploitable signals, binding siloed text, spreadsheets, PDF's, databases, emails, alternative econometric, health and regional data into a unified metric space of entities, events, relationships, consequences and decisions.

2.	Model consolidation across scores of uncoordinated models, boosting incumbent system performance with improved effectiveness and efficiency, featuring continuous unit level scoring to distinguish good, bad or worse outcomes with back testing, featuring receiver operating characteristics (“ROC”) and area under the curve (“AUC”) performance benchmarking (collectively “ROC-AUC curve”) for dynamic improvement outpacing static thresholds or legacy rules.

3.	Coached decision-making featuring “FatBrain Optimal” outcomes war-gamed to attain personalized “WAZE-like” awareness tuned to peer-attained goals, powered by recommendations with quantified, anticipated trade-offs and automated active and transfer learning, including human expertise in the loop.

The FatBrain technology comprises services to configure, test and deploy FatBrain solutions on client servers, with flexibility to work in the cloud, on client premise or in hybrid mode. It allows data integration with client systems to establish logical, trusted, programmatic connectivity and provides secure access protocols between the FatBrain technology and the client systems. The Company provides training and support to the client's staff starting with a two-week training session for the client's staff along with product support via phone, web and onsite.

On November 15, 2021, the Company announced the launch of LZG International's FatBrain product “Angelina,” a foreign exchange (“FX”) service, as part of its coached business wellness services (“BWS”) to tackle discriminatory pricing in the $6.6 trillion-dollar daily foreign exchange market. Angelina FX realizes a multi-year strategic effort co-developed with global leaders to manage FX risk and provide international payment solutions. Nearly nine thousand businesses were invited through traditional and nontraditional marketing efforts to take advantage of the inaugural service offering.

Principal Products and Services

The FatBrain technology offers software solutions packaged within the Modern AI Architecture. The solutions comprise FatBrain AI applications, Core PaaS (Platform as a Service), and public cloud (e.g., AWS, Azure, IBM, Google) or on premise private (Vmware, Nvidia) orchestration using microservices portability. Our Core PaaS includes capability to dynamically integrate with customer applications. The FatBrain software framework features data engineering, encoding, anonymizing, disambiguation and de-biasing modules, working with all data formats, including text, web, PDF, transaction, time series, interconnection, econometric, video and behavior data. The framework uses representational learning, continuous scoring, and pre-trained models featuring reinforcement learning to identify optimal policies for simulated outcomes in multi-level, multi-agent settings. The competitive advantage of our framework delivers continuously improved effectiveness and efficiency controls via a higher ROC-AUC curve, with explainability and auditability at a lower cost, and in a fraction of the time compared with traditional analytics offerings.

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Major Suppliers

The Company will use commodity public cloud infrastructure and microservices platforms (“IaaS”) without material dependency on any one cloud provider, such as AWS, Azure, Google Cloud, IBM Cloud, or other cloud providers, and a variety of open-source software (“OSS”).

Marketing

The Company will market its products directly and through distribution with value added resellers and strategic partners. Direct marketing efforts include internet and email campaigns, tele-sales and virtual and in person follow ups. We anticipate having ten sales people able to work from anywhere. Distribution efforts include relationships with global and regional systems integrators (“SIs”), value added resellers (“VARs”), independent software vendors (“ISVs”), vertical software application developers and combinations of the above.

Product Development

FatBrain research and development expenditures have roughly averaged $1.25 million per year each of the last three years. The Company anticipates doubling the expenditures to support projected growth.

Patents, brands and trademarks

The Company will continue to use the FatBrain brand and logo as well as the Outcomes™ engine brand to represent the quality and source of its products and services and, reflecting the ownership and usage as trademarks of the terms “FatBrain,” its fanciful “FBAI” puzzle logo and the term “Outcomes.” We use themed product names as brands for our apps, solutions and services in the “Service Name (solution area) – market comparable” format (e.g., Service Name = ‘Aisling'; solution area = ‘global private placement bond ratings'; market comparable = ‘S&P Global, Moody's, Fitch et al., for private placement products”), as follows:

a.	Aisling (global private placement bond ratings) – market is S&P Global, Moody's, Fitch et al., for the private placement products.

b.	Andromeda (social media signal ratings) – market is Sprout Social, et al.

c.	Angelina (foreign exchange FX intelligence) – holds 50% of the equity in Angelina GL and related distributions under a Master Services Agreement, dated May 7, 2021, between FatBrain LLC and Tempus, Inc, a wholly-owned business of Monex SAB de CV.

d.	Alice (document intelligence) – market is UPath, et al.

e.	Bella (business wellness) – market is over 400 SaaS data repositories, e.g., QBO, Shopify, Salesforce.

f.	Cagney (dynamic risk IQ) – market is compliance Oracle, Nice Actimize, Feezdai, Refinitiv, et al.

g.	Celeste (thin-file behavior IQ) – market is anyone without traditional credit scores.

h.	Clair (climate wellness) – market is anyone interested in ESG integrated outcomes scoring.

i.	Covid Risk Live (digital health) – market is consumer facing C-19 dynamic risk rating by specified zip code.

j.	Debbie (PEM forecasting) – market is HIS Markit, et al.

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k.	Ginger (yield optimization) – market is anyone interested in commodities input driven yield growth, based on peer-attained and contributory data dynamics.

l.	Gaby (customer intent) – market is Contact Center as a service software and services, e.g., NICE et al.

m.	Goldie (trading surveillance) – market is dark pool trading by e.g., Goldman Sachs, JP Morgan, Citi, Morgan Stanley, et al.

n.	Inga (insurance underwriting) – market is iPipeline, GuideWire, and similar InsureTech customers.

o.	Jade (crypto risk IQ) – market is risk management for Coinbase, BlockFi et al.

p.	Ness (AML, fraud) – market is all regulated financial institutions.

q.	Fiona (trading forecast) – market is day trader and family office trading operations.

r.	Flora (trading dynamics) – market is day trader and family office trading operations.

s.	Frankie (trading scenarios) – market is day trader and family office trading operations.

t.	Frida (risk concentration) – market is day trader and family office trading operations.

u.	Rosie (data engineering) – market is anyone with data silos.

v.	Ruby (MTF engine maintenance) – market is internet-of-things (“IOT”) and physical equipment (e.g., compressor, air conditioner) scheduled maintenance to mean-time-to-failure (“MTF”) transformation.

w.	Shahrazad (unrest risk ratings) – market is governments and institutions needing early warning systems to detect social unrest in physical world as reflected in viral communications signals.

x.	Stella (Chinese bond ratings) -- market is S&P Global, Moody's, Fitch et al. for the Chinese bond ratings products, including State Owned Enterprises and hidden default tail risk.

Major Competitors

FatBrain's efforts are focused on advancing machine intelligence and learning (“AI/ML”) for improved enterprise decision-making. The competition to address this market span scores of siloed special purpose SaaS applications (e.g., Salesforce for CRM, Shopify for ecommerce, HubSpot for marketing, QuickBooks for financial reporting, etc.), which is difficult and expensive to integrate into a unified framework. Similarly, there are service providers using human capital at industrial scale to achieve greater productivity e.g., Consero for finance as a service (FaaS), in a specific market but still siloed. There are many OSS tools for variety of automation tasks such as for natural language processing and statistical machine learning (e.g., DataRobot, Databricks, H20), all requiring expensive, scarce do-it-yourself (“DIY”) and data scientist resources. Consulting firms like McKinsey, Bain, Deloitte have been able to engage on specific AI/ML projects but lack platform and operational scalability, featuring eight-figure custom time and materials (“T&M”) project risk with ad hoc approaches. To date the most successful AI/ML decision making services have only been available to large government institutions (served by Palantir: PLTR) and Fortune 500 companies (served by C3AI: AI). In contrast, FatBrain's unprecedented speed and subscription delivery model enables enterprises of up to 500 people to take advantage of its easy to use and simple to deploy solution eco-system turbo-charged by AI/ML.

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Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

Beginning on October 26, 2021, LZG International entered into private subscription agreements with investors under Regulation S. The subscription agreement provided that the issuance of the common shares was conditioned upon the Company increasing the number of authorized shares of common stock to at least 250,000,000, pursuant to Florida law. Any purchase price delivered for a subscription would be delivered to the Company and would be held, without interest, until the increase in authorized shares becomes effective.

Each subscriber agreed that the Company would acquire additional assets of FatBrain LLC and convert certain outstanding convertible promissory notes, following: (i) the execution of the first public trade of the Company's common stock on U.S. securities markets and (ii) the share increase. After such asset purchase transactions, the total number of outstanding shares of common stock will be approximately 110,000,000 shares.

Subject to the terms of the subscription agreement, on October 29, 2021, Martin J. Corrado, a US national, agreed to purchase One Hundred and Ten Thousand (110,000) of LZG International common shares at approximately $0.4545 per share ($50,000). On November 9, 2021, Red Planet Alpha Limited, a Cayman Islands entity, agreed to purchase Four Million Four Hundred Thousand (4,400,000) of LZG International common shares at approximately $0.4545 per share ($2,000,000). On November 11, 2021, Tariq Alwahedi, a UAE national, agreed to purchase One Million Three Hundred and Twenty Thousand (1,320,000) of LZG International common shares at approximately $0.4545 per share ($600,000). On November 15, 2021, Abdulla Al Mutawa, a UAE national, agreed to purchase One Hundred and Ten Thousand (110,000) of LZG International common shares at approximately $0.4545 per share ($50,000). The shares will be issued in reliance on an exemption from the registration requirements provided by Section 4(a)(2) and/or Regulation S of the Securities Act.

In connection with each of these isolated issuances of our securities, we believe that each purchaser (i) was aware that the securities had not been registered under federal securities laws, (ii) acquired the securities for his/her/its own account for investment purposes and not with a view to or for resale in connection with any distribution for purpose of the federal securities laws, (iii) understood that the securities would need to be indefinitely held unless registered or an exemption from registration applied to a proposed disposition and (iv) was aware that the certificate representing the securities would bear a legend restricting their transfer. We believe that, in light of the foregoing, the sale of our securities to the respective acquirers did not constitute the sale of an unregistered security in violation of the federal securities laws and regulations by reason of the exemptions provided under Sections 3(b) and 4(2) of the Securities Act, and the rules and regulations promulgated thereunder.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 10, 2021, the Company appointed Shawn R. Carey as Chief Operating Officer in charge of Field Operations and Business Development for LZG International. Shawn Carey is 56 years old and has been involved with the FatBrain technology since January 2016. He earned a Bachelor's of Science degree in Computer Engineering and Computer Science, from Boston University on a Naval ROTC scholarship and served as a Communications Officer with the US Marine Corps. He co-founded iPipeline and served as its Chief Technology Officer. Shawn also served as managing director at Xtium, and was an Executive Management Consultant for Swingtide, a consultancy serving insurance industry transformation imperatives.

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Item 5.06 Change in Shell Company Status

LZG International was a "shell company" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) immediately before the closing of the FatBrain IT Contribution Agreement and the acquisition of the FatBrain IT Assets. As a result of the acquisition of the IT Assets of FatBrain (as described more fully in Item 2.01, above), LZG International has acquired marketable assets and initiated operations related to the development and sale of the FatBrain technology. As a result of these actions, management believes LZG International is no longer a shell company.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
10.1	Subscription Agreement Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 24, 2021	By: /s/ Greg L. Popp Greg L. Popp President and Director
Date: November 24, 2021	By: /s/ Peter B. Ritz Peter B. Ritz Chief Executive and Financial Officer Secretary Chairman of the Board

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